Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

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In re:	§	Chapter 11
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EP ENERGY CORPORATION, et al.,	§	Case No. 19-35654 (MI)
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	§	(Jointly Administered)
Debtors.[1]	§
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NOTICE OF FILING OF EXHIBIT D TO PLAN SUPPLEMENT
IN CONNECTION WITH FOURTH AMENDED JOINT CHAPTER 11
PLAN OF EP ENERGY CORPORATION AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE THAT:

1.                  On October 3, 2019 (the “Petition Date”), EP Energy Corporation and its debtor affiliates in the above-captioned cases, as debtors and debtors in possession (collectively, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

2.                  On January 13, 2020, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No. 685) (the “Plan”).2

3.                  On January 14, 2020, the Bankruptcy Court entered the Order (I) Approving Proposed Disclosure Statement; (II) Establishing Solicitation and Voting Procedures; (III) Establishing Rights Offering Procedures; (IV) Scheduling Confirmation Hearing; (V) Establishing Notice and Objection Procedures for Confirmation of the Proposed Plan; (VI) Approving Notice and Objection Procedures for the Assumption of Executory Contracts and Unexpired Leases (ECF No. 691) (the “Disclosure Statement Order”).

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092). The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

4.                  In accordance with the Disclosure Statement Order, on February 7, 2020, the Debtors filed the Plan Supplement in Connection with Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No. 785) (the “Plan Supplement”).

5.                  On February 19, 2020 the Debtors filed the Notice of Filing of Amended Exhibit H to Plan Supplement in Connection with Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors (ECF No. 878).

6.                  On March 4, 2020 the Debtors filed the Notice of Filing of Amended Exhibit I to Plan Supplement in Connection with Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors (ECF No. 1008).

7.                  The Debtors hereby file this supplement to the Plan Supplement in further support of the Plan, and the Plan Supplement is hereby supplemented as follows:

Exhibit	Plan Supplement Document
D	New Board Disclosures

8.                  The documents contained in the Plan Supplement are integral to, and are considered part of, the Plan. If the Plan is approved, the documents contained in the Plan Supplement will be approved by the Bankruptcy Court pursuant to the Confirmation Order. The Debtors, Initial Supporting Noteholders, and Creditors’ Committee reserve all of their respective rights with respect to the form of documents filed herewith and such documents remain subject in all respects to revision by such parties.

9.                  Copies of the exhibits contained in the Plan Supplement, and all documents filed in these chapter 11 cases are available free of charge by visiting https://cases.primeclerk.com/EPEnergy. You may also obtain copies of the pleadings by visiting the Bankruptcy Court’s website at https://ecf.txsb.uscourts.gov in accordance with the procedures and fees set forth therein.

Dated:	March 5, 2020
Houston, Texas

/s/ Alfredo R. Pérez
WEIL, GOTSHAL & MANGES LLP
Alfredo R. Pérez (15776275)
Clifford W. Carlson (24090024)
700 Louisiana Street, Suite 1700
Houston, Texas 77002
Telephone: (713) 546-5000
Facsimile: (713) 224-9511
Email:	Alfredo.Perez@weil.com
Clifford.Carlson@weil.com
-and-

WEIL, GOTSHAL & MANGES LLP
Matthew S. Barr (admitted pro hac vice)
Ronit Berkovich (admitted pro hac vice)
Scott R. Bowling (admitted pro hac vice)
David J. Cohen (admitted pro hac vice)
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Email:	Matt.Barr@weil.com
Ronit.Berkovich@weil.com
Scott.Bowling@weil.com
DavidJ.Cohen@weil.com
Attorneys for the Debtors and
Debtors in Possession

Certificate of Service

I hereby certify that on March 5, 2020, a true and correct copy of the foregoing document was served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas, and will be served as set forth in the Affidavit of Service to be filed by the Debtors’ claims, noticing, and solicitation agent.

/s/ Alfredo R. Pérez
Alfredo R. Pérez

Exhibit D

Initial Directors of Reorganized Debtors

Initial Board of Directors of the Reorganized Debtors

Russell E. Parker is the President and Chief Executive Officer of EP Energy Corporation.

John Pike is Senior Portfolio Manager at Elliott Management Corporation. Mr. Pike will not be compensated by the Reorganized Debtors for his board service.

Win Rollins is an Analyst at Elliott Management Corporation. Mr. Rollins will not be compensated by the Reorganized Debtors for his board service.

Ross Green is an Analyst at Elliott Management Corporation. Mr. Green will not be compensated by the Reorganized Debtors for his board service.

Wilson Handler is a Partner at Apollo Global Management. Mr. Handler will not be compensated by the Reorganized Debtors for his board service.

Olivia Wassenaar is a Partner at Apollo Global Management. Ms. Wassenaar will not be compensated by the Reorganized Debtors for her board service.

Rajesh Jegadeesh is Principal at Apollo Global Management. Mr. Jegadeesh will not be compensated by the Reorganized Debtors for his board service.

An eighth member of the board of the directors to be designated by Apollo Global Management.